Exhibit 32.1

CERTIFICATION PURSUANT TO
18 USC, SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Pura Naturals, Inc., (the "Company") on Form 10-Q for the period ended March 31, 2018, as filed with the Securities and Exchange Commission on August 20, 2018 (the "Report"), the undersigned, in the capacities and on the date indicated below, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

1.	The Report fully complies with the requirements of Rule 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 20, 2018	/s/ Robert Doherty
Robert Doherty, Principal Executive Officer

Dated: August 20, 2018	/s/ Akio Ariura
Akio Ariura, Chief Financial Officer